Exhibit 10.1


                             AGREEMENT OF AMENDMENT


                                                        Dated as of May 10, 2004

                  Reference is made to (i) that certain Revolving Credit and Security Agreement dated as of February 25, 2003 (as from time to time amended, the "Credit Agreement") among XL Re Ltd (the "Borrower"), CAFCO, LLC ("CAFCO"), CRC Funding, LLC ("CRC"), CHARTA, LLC ("CHARTA"), CIESCO, LLC ("CIESCO"), Citibank, N.A. ("Citibank") and Citicorp North America, Inc., as agent (the "Agent"), and (ii) that certain Control Agreement (as from time to time amended, the "Control Agreement") dated as of February 25, 2003 (the "Original Effective Date") among the Borrower, the Agent and Mellon Bank, N.A. (the "Securities Intermediary"). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  WHEREAS, the Borrower, the Agent and the Securities Intermediary have discovered several errors in the Control Agreement and have agreed that such errors should be corrected, effective as of the Original Effective Date; and

                  WHEREAS, the parties desire to amend the Control Agreement in certain other respects, as more particularly set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows

                  1. Effective retroactively as of the Original Effective Date, clause (b) of Section 2 of the Control Agreement is amended in its entirety to read as follows:

                           "(b) All financial assets credited to a Collateral Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Collateral Account be registered in the name of XLReB, payable to the order of XLReB or specially endorsed to XLReB except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank."

                  2.       Effective as of the Original Effective Date, clause
(a) of Section 3 of the Control Agreement is amended by adding the following at the end thereof:

                           "Notwithstanding the foregoing, the parties agree that Control Collateral shall not include assets pledged as collateral for futures contracts entered into by XLReB,

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                           which assets are custodied elsewhere but are
                           reflected in the Collateral Account for recordkeeping purposes only (the "Subject Assets"). The Securities Intermediary's records with respect to the Collateral Account shall identify the Subject Assets as being reflected in the account for recordkeeping purposes only."

                  3. Effective as of the date hereof, Section 4 of the Control Agreement is amended by adding the following sentence after the first sentence thereof:

                           "Without limiting the foregoing, if requested in writing by the Agent and at all times following the Securities Intermediary's receipt of a Notice of Exclusive Control, the Securities Intermediary shall promptly deliver to the Agent copies of each of the "custom reports" which are prepared by the Securities Intermediary for purposes of assisting the Borrower in determining if the assets in the Collateral Accounts constitute Borrowing Base Eligible Assets.

                  4. Effective as of the date hereof, Section 5 of the Control Agreement is amended by adding the following sentence at the end thereof:

                           "For the avoidance of doubt, each of the parties acknowledges and agrees that nothing in this Agreement (i) shall be deemed to impose upon the Securities Intermediary any obligation to determine if any asset of the Borrower constitutes a Borrowing Base Eligible Asset, or (ii) shall impose upon the Securities Intermediary any liability for the failure of any asset of the Borrower which has been designated by the Borrower as a Borrowing Base Eligible Asset in any report prepared by the Borrower failing to, at any time, constitute a Borrowing Base Eligible Asset."

                  5. The Borrower represents and warrants to the Agent, Citibank, CAFCO, CRC, CHARTA and CIESCO that immediately after giving effect to this Agreement of Amendment (except to the extent that any such representations or warranties expressly relate to an earlier date), (i) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects, and (ii) no Default or Event of Default shall be continuing.

                  6. This Agreement of Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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

                  7. THIS AGREEMENT OF AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  8. All references in any Program Document to the Control Agreement on and after the date hereof shall be deemed to refer to the Control Agreement as amended hereby, and the parties hereto agree that on and after the date hereof, the Control Agreement, as amended hereby, is in full force and effect.

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

                  IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by their duly authorized officers as of the date first above written.



                                   MELLON BANK, N.A.,
                                   as Securities Intermediary


                                   By:    /s/ Donna F. Moses
                                      -----------------------------
                                   Name:  Donna F. Moses
                                   Title: First Vice President


                                   XL RE LTD,
                                   as Borrower


                                   By:    /s/ James O'Shaughnessy
                                      -----------------------------
                                   Name:  James O'Shaughnessy
                                   Title: Senior Vice President &
                                          Chief Financial  Officer


                                   CITICORP NORTH AMERICA, INC.,
                                   as Agent


                                   By:    /s/ Arthur Bovino
                                      ----------------------------
                                   Name:  Arthur Bovino
                                   Title: Vice President

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